Exhibit 99.1

NEWS RELEASE	FOR IMMEDIATE RELEASE
(2006-03)	CONTACT:	Mark G. Meikle
William M. Watson, Jr.
(540) 342-1831

ROANOKE ELECTRIC STEEL CORPORATION

REPORTS RECORD FIRST QUARTER RESULTS

ROANOKE, Virginia, March 8, 2006 — Roanoke Electric Steel Corporation (Nasdaq: RESC) today reported record first quarter net earnings of $10,361,722 for the period ended January 31, 2006, compared to net earnings of $9,185,874 for the same period last year, a 12.8% increase. Basic earnings per share for the first quarter of 2006 were $.92 ($.91 diluted), compared to $.83 ($.82 diluted) for the first quarter of 2005. Sales for the quarter were $149,231,760, also a first quarter record, and up 13.6% from sales of $131,309,983 for the same period last year.

Donald G. Smith, Chairman and CEO, and T. Joe Crawford, President and COO, stated:

“We are pleased to announce that for the second year in a row we have established new record totals for sales, net earnings and earnings per share for the first quarter of our fiscal year. The sales increased as a result of improvements in product mix and higher average selling prices for some of our products. The increase in average selling prices was mainly due to strong market demand for a number of our products, as well as more market discipline in steel pricing.

We are excited concerning the anticipated combination with Steel Dynamics, Inc. The merger, which we expect to be completed in April 2006, will place Roanoke in an improved position regarding capital projects, meeting competitive pressures, and serving customers more efficiently.

A special meeting of Roanoke’s shareholders to consider and vote on the proposed merger will be held at 11:00 am, local time, on Tuesday, April 11, 2006, in the auditorium of the American Electric Power Company Building, 40 Franklin Street, SW, Roanoke, Virginia. Shareholders as of the close of business on January 31, 2006, will receive notice of, and will be entitled to vote at, the special meeting, and any adjournments of the meeting. “

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	(Unaudited) Three Months Ended January 31,
	2006	2005
NET SALES	$149,231,760	$131,309,983

COSTS:
COST OF SALES	119,291,374	102,714,466
PROFIT SHARING	3,124,750	2,857,382

TOTAL	122,416,124	105,571,848

GROSS EARNINGS	26,815,636	25,738,135

OTHER OPERATING EXPENSES (INCOME):
ADMINISTRATIVE	8,740,919	7,444,436
INTEREST EXPENSE	757,231	851,203
PROFIT SHARING	768,191	694,425
INTEREST INCOME	(163,179)	(21,982)

TOTAL	10,103,162	8,968,082

EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16,712,474	16,770,053

INCOME TAX EXPENSE	6,350,752	6,658,218

EARNINGS FROM CONTINUING OPERATIONS	10,361,722	10,111,835

DISCONTINUED OPERATIONS:
LOSS ON DISCONTINUED OPERATIONS BEFORE INCOME TAXES (INCLUDING LOSS ON SALE)	0	(1,518,263)
INCOME TAX BENEFIT	0	(592,302)

LOSS ON DISCONTINUED OPERATIONS	0	(925,961)

NET EARNINGS	$10,361,722	$9,185,874

Earnings per share of common stock:
Earnings from continuing operations:
Basic	$0.92	$0.92
Diluted	$0.91	$0.90

Loss on discontinued operations:
Basic	0.00	(0.08)
Diluted	0.00	(0.08)

Net earnings per share of common stock:
Basic	$0.92	$0.83
Diluted	$0.91	$0.82

WEIGHTED SHARES	11,222,822	11,038,710

DILUTED SHARES	11,347,961	11,177,438

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Roanoke has steel manufacturing facilities in Roanoke, Virginia and Huntington, West Virginia, producing angles, rounds, flats, channels, beams, special sections and billets, which are sold to steel service centers, fabricators, original equipment manufacturers and other steel producers. Four subsidiaries are involved in various steel-related activities, consisting of scrap processing and bar joists and truck trailer beam fabrication.

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of the merger between Roanoke and Steel Dynamics, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to Steel Dynamics’ and Roanoke’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “targets”, “projects” and similar expressions. These statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of Roanoke and Steel Dynamics will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of Roanoke’s shareholders to approve the merger; (7) competitive pressures among steel companies (both domestic and international) may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; and (8) changes in the U.S. and foreign legal and regulatory framework. Additional factors that could cause Roanoke’s and Steel Dynamics’ results to differ materially from those described in the forward-looking statements can be found in Roanoke’s and Steel Dynamics’ reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC’s internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Roanoke and Steel Dynamics or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Roanoke does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

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Roanoke and Steel Dynamics have entered into an agreement for the merger of Roanoke with Steel Dynamics, and, in connection with this proposed transaction, prepared and will distribute a proxy statement/prospectus to Roanoke’s shareholders beginning on or about March 8, 2006. Shareholders are urged to read the proxy statement/prospectus, and the related registration statement which has been filed and the amendments to this registration statement, because they contain important information. You are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Roanoke and Steel Dynamics, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of these documents can also be obtained, without charge, by contacting Roanoke’s General Counsel at PO Box 13948, Roanoke, Virginia 24038 (540.342-1831) or Steel Dynamics Investor Relations, 6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804 (260.459-3553).

Roanoke and Steel Dynamics, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Roanoke’s shareholders in connection with the merger transaction. Information about the directors and executive officers of Roanoke and their ownership of Roanoke’s common stock is set forth in the annual report on Form 10-K for the year ended October 31, 2005, which report was filed with the Securities and Exchange Commission on January 17, 2006. Information about the directors and executive officers of Steel Dynamics and their ownership of Steel Dynamics common stock is set forth in the proxy statement for Steel Dynamics’ 2005 annual meeting of shareholders, which proxy statement was filed with the Securities and Exchange Commission on April 4, 2005. Additional information regarding the interest of those participants is also included in the proxy statement/prospectus regarding the proposed transaction.

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